EXHIBIT 10.3
PATENT SECURITY AGREEMENT
     THIS PATENT SECURITY AGREEMENT (“Security Agreement”), dated as of December ___, 2007, between Advanced Viral Research Corp., a Delaware corporation (the “Parent”), Triad Biotherapeutics, Inc., incorporated and existing under the laws of the Delaware (the “Subsidiary”) (collectively the Parent and the Subsidiary are referred to as the “Grantors”) and YA Global Investments, L.P., a Cayman Island exempted limited partnership (the “Lender”).
WITNESETH:
     WHEREAS, pursuant to a Securities Purchase Agreement, dated as of January 1, 2007 (together with all amendments, supplements, restatements and other modifications, if any, from time to time made thereto, the “Securities Purchase Agreement”) between the Parent, as borrower, and the Lender, the Lender has agreed to purchase up to $1,500,000 of secured convertible debentures of the Parent (the “January 2007 Convertible Debentures”) subject to the terms and provisions of the Securities Purchase Agreement;
     WHEREAS, pursuant to a Securities Purchase Agreement, dated as of July 24, 2007 (together with all amendments, supplements, restatements and other modifications, if any, from time to time made thereto, the “July 2007 Securities Purchase Agreement”) between the Parent, as borrower, and the Lender, the Lender has agreed to purchase up to $2,750,000 of secured convertible debentures of the Parent (the “July 2007 Convertible Debentures”) subject to the terms and provisions of the Securities Purchase Agreement; (the January 2007 Convertible Debentures and July 2007 Convertible Debenture shall be collectively referred to as the ”Convertible Debentures”);
     AND WHEREAS, in connection with the Securities Purchase Agreement and the July 2007 Securities Purchase Agreement, the Grantors have agreed to provide the Lender a general security interest, pursuant to the Security Documents (as this term is defined in the Securities Purchase Agreement and the July 2007 Securities Purchase Agreement, in the Pledged Collateral (as this term is defined in the Security Documents (together with all amendments, supplements, restatements and other modifications, if any, from time to time made thereto, the “Security Agreement”);
     AND WHEREAS, as a result of the Grantors obtaining waivers and consents of the Lender pursuant to such letter dated December 3, 2007 necessary in order for the Grantors to enter into such Purchase Agreement dated December 3, 2007 by and between the Parent, Triad Biotherapeutics, Inc., Vincent P. Gallo and Dallas E. Hughes (the “Purchase Agreement”), the Grantors have agreed to provide the Lender a security interest in those assets described as the “Purchased Assets” in the Purchase Agreement. Therefore, the Grantors are required to execute and deliver this Agreement and to grant to the Lender a continuing security interest in all of the Patent Collateral (as hereinafter defined) obtained pursuant to such Purchase Agreement to secure all Obligations (as defined in the Security Agreement);

     AND WHEREAS, the Grantors have duly authorized the execution, delivery and performance of this Agreement;
     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantors agree as follows:
     SECTION 1. Definitions. Unless otherwise defined herein otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Securities Purchase Agreement.
     SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure the payment and performance of all of the Obligations of the Parent, the Grantors do hereby mortgage, pledge and hypothecate to the Lender and grant to the Lender a security interest in all of the following property (the “Patent Collateral”), now owned and existing:
          (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Schedule “A” hereto;
          (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);
          (c) all patent licenses and other agreements providing the Grantors with the right to use any of the items of the type referred to in clauses (a) and (b), including each patent license referred to in Schedule “A” hereto;
          (d) the right to sue third parties for past, present or future infringements of any Patent Collateral described in clauses (a) and (b) and, to the extent applicable, clause (c); and
          (e) all proceeds of, and rights associated with, the foregoing, (including license royalties and proceeds of infringement suits), and all rights corresponding thereto throughout the world.
     SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantors for the purpose of recording the security interest of the Lender in the Patent Collateral relating to patents referred to in Schedule “A” with the United States Patent and Trade Marks Office, to the extent it may be so registered therein. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Lender under the Security Agreement. The Security Agreement (and all rights and remedies of the Lender thereunder) shall remain in full force and effect in accordance with its terms.
     SECTION 4. Release of Security Interest. Upon an Expiration Event as defined in the Amended and Restated Security Agreement of even date herewith, the Lender shall, at the Grantors’ expense, execute and deliver to the Grantors all instruments and other documents as may be necessary or proper to release the lien on any security interest in the Patent Collateral which has been granted hereunder.

     SECTION 5. Acknowledgement. The Grantors do hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by references herein as if fully set forth herein.
     SECTION 6. Securities Purchase Agreements. Notwithstanding any other term or provision hereof, in the event that any provisions hereof contradict and are incapable of being construed in conjunction with the provisions of the Securities Purchase Agreement and the July 2007 Securities Purchase Agreement, the provisions of the Securities Purchase Agreement and the July 2007 Securities Purchase Agreement shall take precedence over those contained herein and, in particular, if any act of the Grantors is expressly permitted under the Securities Purchase Agreement and the July 2007 Securities Purchase Agreement but is prohibited hereunder, any such act shall be permitted hereunder and any encumbrance expressly permitted under the Securities Purchase Agreement and the July 2007 Securities Purchase Agreement to exist or to remain outstanding shall be permitted hereunder and thereunder. This instrument, document or agreement may be sold, assigned or transferred by the Agent in accordance with the terms of the Securities Purchase Agreement and the July 2007 Securities Purchase Agreement.
     SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and first year above written.

ADVANCED VIRAL RESEARCH CORP.
By:	/s/ Martin Bookman
	Name:	Martin Bookman
	Title:	CFO

STATE OF	)
) SS:
COUNTY OF	)
     BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named _______________________________ who acknowledged that he/she did sign the foregoing agreement and that the same is his/her free act and deed.
     IN TESTIMONY WHEREOF, I have hereunto set my hand an official seal at ___________________________________, ____________________________________________, this ____________ day of _____________________, 2007.

Notary Public

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and first year above written.

TRIAD BIOTHERAPEUTICS, INC.
By:	/s/ Martin Bookman
	Name:	Martin Bookman
	Title:	CFO

STATE OF	)
) SS:
COUNTY OF	)
     BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named _______________________________ who acknowledged that he/she did sign the foregoing agreement and that the same is his/her free act and deed.
     IN TESTIMONY WHEREOF, I have hereunto set my hand an official seal at ___________________________________, ____________________________________________, this ____________ day of _____________________, 2007.

Notary Public

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and first year above written.

YA GLOBAL INVESTMENTS, L.P. By: Yorkville Advisors, LLC Its: Investment Manager
By:	/s/ Mark Angelo
	Name:	Mark Angelo
	Title:	President and Portfolio Manager

SCHEDULE “A”
U.S. Letters Patent And Applications
For Letters Patent Of Compliance Systems Corporation

Holder	Title	Filing Date	Application Number	Issue Date	Patent Number
Triad Biotheraputics, Inc.					U.S. Patent No. 7,179,592

A-1